Capital Stock	12 Months Ended
Dec. 31, 2021
Stockholders' Equity Note [Abstract]
Capital Stock
NOTE 11. CAPITAL STOCK
The Company’s authorized capital stock consists of (a) 1,000,000,000 shares of common stock, par value $0.0001 per share; and (b) 100,000,000 shares of preferred stock, par value $0.0001 per share. As of December 31, 2021, there were 152,862,447 shares of common stock issued and outstanding. As of December 31, 2021, there were no shares of preferred stock issued or outstanding.
Prior to the Business Combination, Old Talkspace’s convertible preferred stock consisted of the following:

	December 31, 2020
(in thousands except share and per share data)	Issue Price	Shares Authorized (1)	Shares Issued and Outstanding (1)	Net Carrying Value	Aggregate Liquidation Preference
Seed	$0.3275	3,895,772	3,895,771	$1,112	$1,125
Seed-1	0.3036	8,860,187	8,860,185	2,340	2,372
Seed-2	0.3624	3,755,433	3,755,433	1,150	1,200
Series A	0.5842	18,163,165	18,163,165	9,316	9,356
Series B	1.0413	16,718,570	16,337,364	14,934	15,000
Series C	1.5839	22,412,141	22,412,141	31,226	31,300
Series D	2.7515	21,903,878	21,158,491	51,204	51,332

Total		95,709,146	94,582,550	$111,282	$111,685

(1)
Shares authorized and shares issued and outstanding have been adjusted to reflect the exchange of Old Talkspace’s common stock for Talkspace’s common stock at an exchange ratio of approximately 1.134140 in June 2021 as a result of the Business Combination. See Note 3, “Business Combination” in the notes to the consolidated financial statements for further details.

The terms for the preferred stock provided that each share shall automatically be converted into shares of common stock at the then effective conversion price for such share immediately upon either (i) the closing of the sale of shares of common stock to the public at a price of at least $4.8151 per share (before deduction of the underwriting discount and commissions and subject to appropriate adjustments), in a firm-commitment underwritten public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended, resulting in at least $50.0 million of proceeds, before deduction of the underwriting discount and commissions, to the Company, (ii) the closing of the sale of shares of common stock to the public in a firm commitment underwritten public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended, that is approved by the holders of at least a majority of the then outstanding shares of senior preferred stock, which shall include the holders of 55% of the outstanding shares of series D preferred stock, or (iii) the affirmative vote or written consent of the holders of at least a majority of the then outstanding shares of senior preferred stock, voting together as a single class and on an as-converted
basis, which (A) shall include the holders of a majority of the outstanding shares of each of the series C preferred stock and series D preferred stock, if such conversion is not made in connection with a deemed liquidation event, and (B) shall include the holders of at least 70% of the outstanding shares of series C preferred stock and the holders of 55% of the outstanding shares of series D preferred stock, if such conversion is made in connection with a deemed liquidation event.
As a result of the Business Combination, all of the shares of preferred stock were converted into common stock.